SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 17, 2003

HUNTINGTON BANCSHARES INCORPORATED
(Exact Name of Registrant as specified in its charter)

Maryland	0-2525	31-0724920

(State or other	(Commission File No.)	(IRS Employer
jurisdiction of		Identification Number)
incorporation or
organization)

Huntington Center
41 South High Street
Columbus, Ohio 43287
(614) 480-8300
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

FORM 8-K
Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
EX-99.1 News Release
EX-99.2 Presentation Transcript
EX-99.3 Presentation Materials

Item 5. Other Events.

On July 17, 2003, Huntington Bancshares Incorporated (“Huntington”) issued a news release announcing its earnings for the second quarter ended June 30, 2003, the restatement of prior period earnings and accounting changes, and a 9.4% increase in the dividends on its common stock. As part of this news release, Huntington announced a series of voluntary actions resulting in a decision to restate its earnings to correct for certain timing errors related to origination fees paid to automobile dealers, deferral of commissions paid to originate deposits, certain mortgage origination fee income, the recognition of pension settlements, and liabilities related to the sale of an automobile debt cancellation product. Huntington will also defer and amortize, over the estimated life of the asset, origination fees and certain expenses for all of its loans and leases originated after June 30, 2003. The information contained in the news release, which is attached as Exhibit 99.1 to this report, is incorporated herein by reference. Huntington also presented this information during a conference call, which was available via Internet Webcast. The presentation transcript and materials are attached as Exhibits 99.2 and 99.3 to this report, and are incorporated herein by reference.

The information contained or incorporated by reference in this Current Report on Form 8-K contains forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading “Business Risks” included in Item 1 of Huntington’s amended Annual Report on Form 10-K/A for the year ended December 31, 2002, and other factors described from time to time in Huntington’s other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Current Report on Form 8-K are based on information available at the time of the Report. Huntington assumes no obligation to update any forward-looking statement.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit 99.1 — News release of Huntington Bancshares Incorporated, dated July 17, 2003.

     Exhibit 99.2 — Presentation transcript, July 17, 2003.

     Exhibit 99.3 — Presentation materials, July 17, 2003.

Item 9. Regulation FD Disclosure.

The information included or incorporated by reference under Item 5 of this report is intended to be included under “Item 12. Disclosure of Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date: July 17, 2003	By:	/s/ Michael J. McMennamin
Michael J. McMennamin, Vice Chairman, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit No	Description
Exhibit 99.1	News release of Huntington Bancshares Incorporated, July 17, 2003.
Exhibit 99.2	Presentation transcript, July 17, 2003.
Exhibit 99.3	Presentation materials, July 17, 2003.